CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of DSE Fishman, Inc. (the "Company") on Form 10-KSB for the fiscal year ended July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doyle S. Elliott, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 12, 2004            /s/ Doyle S. Elliott
                                      -------------------------------
                                      Doyle S. Elliott
                                      Principal Executive Officer and
                                      Principal Financial and Accounting Officer